UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On December 5, 2017, Thomas R. Hix advised the Board of Directors (the “Board”) of EP Energy Corporation (the “Company”) of his intent to resign from the Company’s Board, effective December 8, 2017.  Mr. Hix informed the Board that he is resigning solely for personal reasons and that he remains fully supportive of the Company and its management team.  Mr. Hix’s resignation did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including its control or financial related matters.

Appointment of New Director

On December 8, 2017, the Board of Directors (the “Board”) of EP Energy Corporation (the “Company”) appointed Robert C. Reeves to serve on the Company’s Board, effective immediately.  Mr. Reeves will also serve on the Board’s Audit and Governance and Nominating Committees.  Mr. Reeves was appointed as a Class III director, with an initial term expiring at the Company’s 2020 annual meeting of stockholders.  Mr. Reeves was selected for appointment by certain affiliates of Apollo Global Management, LLC (collectively, the “Apollo Sponsor”) pursuant to the Apollo Sponsor’s director designation rights under the Company’s Stockholders Agreement, dated as of August 30, 2013, by and among the Company and the holders party thereto.  There are no material relationships between Mr. Reeves and any of the Company’s directors, executive officers, or the immediate family members of any such person and there are no family relationships between Mr. Reeves and any of the Company’s directors or executive officers.

In accordance with the Company’s independent director compensation program, Mr. Reeves will receive an annual cash retainer of $70,000 for his services on the Board plus $7,500 for his service on the Audit Committee and $5,000 for his service on the Governance and Nominating Committee.  Mr. Reeves will also receive an annual equity grant of restricted stock with a value of $175,000.

Mr. Reeves has been determined to be an independent director for purposes of the listing standards of the New York Stock Exchange.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY LLC

Date: December 8, 2017	By:	/s/ Kyle A. McCuen
Kyle A. McCuen
Vice President, Interim Chief Financial Officer and Treasurer

EP ENERGY CORPORATION

By:	/s/ Kyle A. McCuen
Kyle A. McCuen
Vice President, Interim Chief Financial Officer and Treasurer

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